UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2012

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Immediately following the filing of this Report, EZCORP, Inc. (the “Company”) will file with the Securities and Exchange Commission (the “SEC”) a “shelf” registration statement on Form S-3 registering the offer and sale of an indeterminate amount of a variety of securities, including debt securities. As described in the prospectus that will be included as a part of that registration statement (the “Prospectus”) and unless otherwise indicated in any supplement to the Prospectus, each of the Company’s domestic subsidiaries as of the date of the Prospectus (the “Subsidiary Guarantors”) will fully and unconditionally guarantee on a joint and several basis the Company’s payment obligations under any series of debt securities offered by the Prospectus. As a result, the Company is filing this Report to add condensed consolidating financial information to the notes to the Company’s audited consolidated financial statements as of September 30, 2011 and 2010 and for the three years ended September 30, 2011, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “Form 10-K”). The Company’s audited consolidated financial statements, as so revised, are filed as Exhibit 99.1 to this Report and are incorporated by reference herein.
Except for the addition of the condensed consolidating financial information described above, the Company has not modified or updated the disclosures contained in the consolidated financial statements and notes thereto included in the Form 10-K. Accordingly, this Report, with the exception of the foregoing, does not reflect events occurring after the date of filing of the Form 10-K or modify or update those disclosures affected by subsequent events. Consequently, all other information not affected by the addition described above is unchanged and reflects the disclosures and other information made at the date of the filing of the Form 10-K and should be read in conjunction with our filings with the SEC subsequent to the filing of the Form 10-K, including amendments to those filings, if any.
Item 9.01— Financial Statements, Pro Forma Financial Information and Exhibits
(d)	Exhibits.
23.1	Consent of BDO USA, LLP

99.1	Historical audited financial statements and revised related disclosure as of September 30, 2011 and 2010 and for the three years ended September 30, 2011.

101.INS	XBRL Instance Document

101.SCH	XBRL Schema Document

101.CAL	XBRL Calculation linkbase Document

101.DEF	XBRL Definition Linkbase Document

101.LAB	XBRL Labels Linkbase Document

101.PRE	XBRL Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: February 3, 2012	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr. Senior Vice President, General Counsel and Secretary